September 28, 2012

Summary Prospectus

BlackRock Bond Fund, Inc.  |  Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares

>  BlackRock Total Return Fund

Fund	Investor A1 Shares	Investor B1 Shares	Investor B2 Shares	Investor C1 Shares	Investor C2 Shares
BlackRock Total Return Fund	MEHQX	MGHQX	MJHQX	MCHQX	MHHQX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 27, 2012, as amended September 28, 2012 and as may be further amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts about BlackRock Total Return Fund

Investment Objective

The investment objective of the BlackRock Total Return Fund (the “Fund”) is to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor A1 Shares	Investor B1 Shares	Investor B2 Shares	Investor C1 Shares	Investor C2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	1.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%[1]	4.50%[2]	1.00%[3]	1.00%[3]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A1 Shares	Investor B1 Shares	Investor B2 Shares	Investor C1 Shares	Investor C2 Shares
Management Fee[5]	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.10%	0.50%	1.00%[6]	0.80%	0.50%
Other Expenses	0.66%	0.79%	1.34%	0.70%	0.83%
Interest Expense	0.45%	0.45%	0.45%	0.45%	0.45%
Other Expenses	0.21%	0.34%	0.89%	0.25%	0.38%
Other Expenses of the Subsidiary[7]	—	—	—	—	—
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.74%	2.79%	1.95%	1.78%
Fee Waivers and/or Expense Reimbursements[5]	(0.07)%	(0.07)%	(0.68)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements[5]	1.14%	1.67%	2.11%	1.88%	1.71%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed if shares are redeemed within one year. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B1 Shares.
[2]	The CDSC is 4.50% if shares are redeemed within one year. The CDSC for Investor B2 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B2 Shares.
[3]	There is no CDSC on Investor C1 and Investor C2 Shares after one year.
[4]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of Master Total Return Portfolio (the “Master Portfolio”).
[5]	BlackRock receives a management fee from the Master Portfolio for investment advisory and certain administrative services at the annual rate of 0.07% of the Master Portfolio’s average daily net assets, a portion of which is paid indirectly by the Fund, and receives a management fee from the Fund for investment advisory and certain administrative services at the annual rate of 0.37% of the Fund’s average daily net assets for an overall management fee rate paid by the Fund of 0.44%. However, BlackRock has contractually agreed to waive the Fund’s management fee in the amount of the Fund’s share of the management fee paid by the Master Portfolio for as long as the Fund invests in the Master Portfolio. After giving effect to this waiver, BlackRock receives a fee from the Fund (including the fee paid indirectly through the Master Portfolio) at the annual rate of 0.37% of the Fund’s average daily net assets. In addition, as described in the “Management of the Fund” section of the Fund’s prospectus on page 30, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.65% (for Investor B2 Shares) of average daily net assets until February 1, 2013. These contractual agreements may be terminated upon 90 days’ notice by a majority of the independent directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[6]	For the year ended September 30, 2011, the Investor B2 Shares did not pay distribution fees due to regulatory fee limits. The Total Annual Fund Operating Expenses have been restated to reflect as if the distribution fees had been paid.
[7]	The BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) is newly organized and, accordingly, Other Expenses of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares	$215	$459	$721	$1,472
Investor B1 Shares	$270	$551	$907	$1,976
Investor B2 Shares	$664	$1,137	$1,586	$2,505
Investor C1 Shares	$291	$591	$1,016	$2,201
Investor C2 Shares	$274	$539	$928	$2,019

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B1 Shares	$170	$526	$907	$1,976
Investor B2 Shares	$214	$787	$1,386	$2,505
Investor C1 Shares	$191	$591	$1,016	$2,201
Investor C2 Shares	$174	$539	$928	$2,019

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,771% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and invests primarily in investment grade fixed-income securities. The Fund may invest in fixed-income securities of any duration or maturity.

The Fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the Fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the Fund may invest in such U.S dollar-denominated securities of foreign issuers without limit. The Fund may also invest in derivative securities for hedging purposes or to increase the return on its investments. The Fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Fund may also enter into dollar rolls.

The Fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade by at least one of the recognized rating agencies or in unrated securities of equivalent credit quality.

The Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio, the Master Total Return Portfolio (the “Master Portfolio”), a series of the Master Bond LLC (the “Master LLC”), a mutual fund that has the same investment objectives and strategies as the Fund. All investments will be made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this prospectus uses the term “Fund” to include the Master Portfolio.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing, through the Master Portfolio, up to 25% of its total assets in the Subsidiary, a wholly owned subsidiary of the Master Portfolio formed in the Cayman Islands, which invests primarily in commodity-related instruments.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.
■	Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price.
■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
■	Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
■	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Aggregate Bond Index. Effective September 24, 2007, the Fund reorganized with BlackRock Total Return Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II (the “Reorganization”), and the Predecessor Fund’s performance and financial history has been adopted by the Fund and will be used going forward from the date of the Reorganization. The information below is based on the performance information of the combined fund resulting from the Reorganization and that of the Predecessor Fund prior to the Reorganization (adjusted as necessary to reflect the fees applicable to each class of shares). Prior to September 24, 2007, Investor A1, Investor B1, Investor C1 and

Investor C2 Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor A1, Investor B1, Investor C1 and Investor C2 fees, respectively. Prior to September 24, 2007, Investor B2 Share performance results are those of Investor B Shares of the Predecessor Fund with no adjustments. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor C1 Shares
ANNUAL TOTAL RETURNS
BlackRock Total Return Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.86% (quarter ended September 30, 2009) and the lowest return for a quarter was -7.03% (quarter ended September 30, 2008).

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Total Return Fund — Investor C1
Return Before Taxes	2.62%	3.60%	3.78%
Return After Taxes on Distributions	1.50%	2.09%	2.14%
Return After Taxes on Distributions and Sale of Shares	1.69%	2.17%	2.24%
BlackRock Total Return Fund — Investor A1
Return Before Taxes	3.35%	4.13%	4.41%
BlackRock Total Return Fund — Investor B1
Return Before Taxes	2.81%	3.83%	4.05%
BlackRock Total Return Fund — Investor B2
Return Before Taxes	0.08%	3.95%	3.98%
BlackRock Total Return Fund — Investor C2
Return Before Taxes	2.80%	3.79%	4.03%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor C1 Shares only, and the after-tax returns for Investor A1, Investor B1, Investor B2 and Investor C2 Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Financial Management, Inc., BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.
Eric Pellicciaro	2010	Managing Director of BlackRock, Inc.
Matthew Marra	2006	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 Shares
Minimum Initial Investment	Available only for dividend and capital gain reinvestment for existing shareholders and certain authorized qualified employee benefit plans.
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT COMPANY ACT FILE #811-02857 © BlackRock Advisors, LLC SPRO-TR-PRI-0112R